Execution Version

Third Amendment

To

Amended and Restated Credit Agreement

Dated as of May 2, 2023

Among

Chord Energy Corporation,
as Parent,

Oasis Petroleum North America LLC,
As Borrower,

the other Credit Parties party hereto,

Wells Fargo Bank, National Association,
as Administrative Agent, Issuing Bank and Swingline Lender

and

The Lenders Party Hereto

THIRD AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”) dated as of May 2, 2023, is among: Chord Energy Corporation, a Delaware corporation (the “Parent”); Oasis Petroleum LLC, a Delaware limited liability company (“OP LLC”), Oasis Petroleum North America LLC, a Delaware limited liability company (the “Borrower”); the other Guarantors listed on the signature pages hereto; each of the Lenders party hereto; and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as the issuing bank (in such capacity, the “Issuing Bank”).
R E C I T A L S:
A.The Parent, OP LLC, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of July 1, 2022 (as amended, amended and restated, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to and on behalf of the Borrower.
B.The Parent, the Borrower, the Administrative Agent, the Issuing Bank and the Lenders party hereto desire to amend certain provisions of the Credit Agreement as set forth herein effective as of the Third Amendment Effective Date (as defined below), subject to the terms and conditions hereof.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Third Amendment. Unless otherwise indicated, all section references in this Third Amendment refer to sections of the Credit Agreement.
Section 2.Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the conditions precedent contained in Section 3 hereof, effective as of the Third Amendment Effective Date, the Credit Agreement shall be amended as follows:
2.1Amendments to Section 1.02.
(a)Each of the following definitions is hereby amended and restated in its entirety to read as follows:
“Agreement” means this Amended and Restated Credit Agreement, including any schedules and exhibits hereto, as amended by the First Amendment, the Second Amendment and the Third Amendment, and as the same may from time to time be further amended, restated, amended and restated, supplemented or modified.
(b)Each of the following definitions is hereby added to Section 1.02 in its appropriate alphabetical order to read as follows:
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“Money Market Fund” means a money market fund that (a) complies with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940; (b) is rated AAA by S&P and Aaa by Moody’s; (c) has portfolio assets of at least $5,000,000,000; (d) invests principally in the following securities (which, in each case, must be U.S. dollar denominated): (i) high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations, (ii) debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities; (iii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or Government-Sponsored Enterprises; (iv) asset-backed securities; (v) repurchase agreements; and (vi) taxable municipal obligations; (e) has a dollar-weighted average maturity of 70 days or less and a dollar-weighted average life to maturity of 130 days or less; and (f) is limited to investing in securities that have remaining maturities of 412 days (or 24 months if securities issued or guaranteed by the U.S. government (including repurchase agreements), its agencies or instrumentalities or Government-Sponsored Enterprises) or less or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulations.
“Third Amendment” means that certain Third Amendment to Amended and Restated Credit Agreement, dated as of May 2, 2023 among the Parent, the Borrower, the other Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party thereto.
“Third Amendment Effective Date” has the meaning assigned to such term in the Third Amendment.
2.2Amendment to Section 2.07(a). Section 2.07(a) is hereby amended and restated in its entirety to read as follows:
(a)Third Amendment Borrowing Base. For the period from and including the Third Amendment Effective Date to but excluding the next Redetermination Date to occur thereafter, the amount of the Borrowing Base shall be an amount equal to $2,500,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments in between Scheduled Redeterminations from time to time pursuant to Section 2.07(e), Section 8.12(c) or Section 9.12(d). The redetermination of the Borrowing Base on the Third Amendment Effective Date pursuant to this Section 2.07(a) shall constitute the April 1, 2023 Scheduled Redetermination.
2.3Amendment to Section 9.02(c). Section 9.02(c) is hereby amended by replacing the phrase “incurred on or prior to July 1, 2023” contained therein with “incurred on or prior to July 1, 2024”.
2.4Amendment to Section 9.05(f). Section 9.05(f) is hereby amended and restated in its entirety to read as follows:
(f)    Investments in Money Market Funds.
Section 3.Conditions Precedent. This Third Amendment shall become effective as of the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Third Amendment Effective Date”):
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3.1Executed Counterparts of Third Amendment. The Administrative Agent shall have received from the Borrower, each Guarantor and the Required Lenders (in such number as may be requested by the Administrative Agent) executed counterparts of this Third Amendment signed on behalf of such Person.
3.2Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable by the Credit Parties on or prior to the Third Amendment Effective Date, including, to the extent invoiced at least two (2) Business Days prior to the Third Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to the Credit Agreement.
3.3No Default. No Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing as of the Third Amendment Effective Date prior to and after giving effect to the terms of this Third Amendment.
The Administrative Agent is hereby authorized and directed to declare the Third Amendment Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4.Miscellaneous.
4.1Confirmation and Effect. The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
4.2No Waiver. Neither the execution by the Administrative Agent or the Lenders of this Third Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Third Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Third Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except to the extent expressly set forth herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.
4.3Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby: (a) acknowledges the terms of this Third Amendment, (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the execution of this Third Amendment: (i) all of the representations and warranties contained in each Loan Document to
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which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date and (ii) no Default or Event of Default has occurred and is continuing.
4.4Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile or other electronic transmission (e.g., “pdf” or “tif”), including via DocuSign or other similar electronic signature technology shall be effective as delivery of a manually executed counterpart hereof.
4.5No Oral Agreement. This Third Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
4.6GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
4.7Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of Paul Hastings LLP, as counsel to the Administrative Agent.
4.8Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.9Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
4.10Loan Document. This Third Amendment shall constitute a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement.
4.11No Novation. The parties hereto agree that this Third Amendment does not in any way constitute a novation of the existing Credit Agreement, but is an amendment of the Credit Agreement.
[Signatures Begin Next Page]
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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

BORROWER:	OASIS PETROLEUM NORTH AMERICA LLC

	By:	/s/ Michael Lou
	Name:	Michael Lou
	Title:	Executive Vice President and Chief Financial Officer

GUARANTORS:	CHORD ENERGY CORPORATION
CHORD ENERGY LLC
CHORD ENERGY MARKETING LLC
OASIS WELL SERVICES LLC
OMS HOLDINGS LLC
OASIS PETROLEUM PERMIAN LLC
OASIS INVESTMENT HOLDINGS LLC
WHITING HOLDINGS LLC
WHITING OIL AND GAS CORPORATION

	By:	/s/ Michael Lou
	Name:	Michael Lou
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Third Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ADMINISTRATIVE AGENT,
SWINGLINE LENDER,
ISSUING BANK AND LENDER:	WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Administrative Agent, Issuing Bank, a Swingline
Lender and a Lender

	By:	/s/ Michael Real
	Name:	Michael Real
	Title:	Managing Director

Signature Page to Third Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

LENDERS:	CITIBANK, N.A., as a Lender

	By:	/s/ Cliff Vaz
	Name:	Cliff Vaz
	Title:	Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Authorized Officer

Signature Page to Third Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

Signature Page to Third Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David Lee Garza
Name:	David Lee Garza
Title:	Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Kevin A. James
Name:	Kevin A. James
Title:	Authorized Signatory

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

Signature Page to Third Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CITIZENS BANK, N.A., as a Lender

By:	/s/ Scott Donaldson
Name:	Scott Donaldson
Title:	Senior Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ZIONS BANCORPORATION, N.A. DBA
AMEGY BANK, as a Lender

By:	/s/ John Moffitt
Name:	John Moffitt
Title:	Senior Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

BOKF, NA DBA BANK OF TEXAS, as a Lender

By:	/s/ Bradley Kuhn
Name:	Bradley Kuhn
Title:	Senior Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

TRUIST BANK, as a Lender

By:	/s/ Greg Krablin
Name:	Greg Krablin
Title:	Director

Signature Page to Third Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

COMERICA BANK, as a Lender

By:	/s/ Isabel Araujo
Name:	Isabel Araujo
Title:	Portfolio Manager

Signature Page to Third Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

REGIONS BANK, as a Lender

By:	/s/ Katie Hammons
Name:	Katie Hammons
Title:	Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Neal Osborn
Name:	Neal Osborn
Title:	Authorized Signatory

Signature Page to Third Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

MIZUHO BANK, LTD., as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Executive Director

Signature Page to Third Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)